COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
(the “Trust”)

Supplement dated January 11, 2013 to the Trust’s Statement of
Additional Information (the “SAI”) dated May 1, 2012, as supplemented

As of the date of this Supplement, the SAI set forth above is supplemented as follows:

•	Mr. John J. Nagorniak and Mr. John F. Maher ceased serving as members of the Board of Trustees effective September 2012 and October 2012, respectively.

•

The first and second paragraphs under the heading “Compensation” in the SAI section entitled “FUND GOVERNANCE — Board Members and Officers” are deleted in their entirety and replaced with the following:

The Independent Trustees determine the amount of compensation that they and Dr. Santomero receive, including the amount paid to the Chair of the Board. In determining compensation for the Independent Trustees and Dr. Santomero, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Board Chair, the Independent Trustees take into account, among other things, the Board Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds’ CCO, counsel to the Independent Trustees, and the Funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Board Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The Independent Trustees, other than the Board Chair, and Dr. Santomero are paid an annual retainer of $180,000 with respect to all funds in the Columbia Funds Complex overseen by them. Additionally, Trustees of the Legacy RiverSource Funds each receive $10,000 annually from two closed-end funds (collectively, the “Closed-End Funds”). The Independent Trustees and Dr. Santomero also receive the following compensation from funds in the Columbia Funds Complex other than the Closed-End Funds: committee Chairs each receive an additional annual retainer of $20,000 and subcommittee Chairs each receive an additional annual retainer of $5,000. In addition, Independent Trustees and Dr. Santomero are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or subcommittee meetings (if such meetings are not held on the same day as a Board meeting). Independent Trustees and Dr. Santomero are not paid for special meetings conducted by telephone. The Board Chair will receive total annual cash compensation of $430,000, of which $10,000 is allocated from the Closed-End Funds.

Shareholders should retain this Supplement for future reference.

C-6513-6 A (1/13)